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N-CSR EXHIBIT FOR ITEM 10(C): SECTION 906 CERTIFICATIONS
                                                                  EX-99.906 CERT

Paul J. Jasinski, President and Principal Executive Officer, and John F. Pyne, Treasurer and Principal Financial Officer, of the Merrimac Master Portfolio (the "Registrant"), each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:      February 26, 2004          /s/ Paul J. Jasinski
           -----------------------    -----------------------------------------
                                      Paul J. Jasinski, President and Principal
                                      Executive Officer
                                      [Signature]


Date:      February 26, 2004          /s/ John F. Pyne
           -----------------------    -----------------------------------------
                                      John F. Pyne, Treasurer and Principal
                                      Financial Officer
                                      [Signature]

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.